As Filed with the Securities and Exchange Commission on  August 28, 1998


Registration No. 333-31011  811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM S-6


POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


AAL VARIABLE LIFE ACCOUNT I
(Exact name of trust)

AID ASSOCIATION FOR LUTHERANS
(Name of depositor)

4321 North Ballard Road
Appleton, Wisconsin  54919-0001

Name and complete address of agent for service of process:

WOODROW E. ENO, ESQ.
SECRETARY AND GENERAL COUNSEL
AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, WI  54919-0001

It is proposed that this filing will become effective:


     ___ on (date) pursuant to paragraph (a) Rule 485
     ___ 60 days after filing pursuant to paragraph (a) of Rule 485
     _X_ on September 1, 1998 pursuant to paragraph (b) of Rule 485 immediately ___ upon filing pursuant to paragraph (b) of Rule 485
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title and amount of securites being registered: Interests under variable life insurance policies. Approximate Date of Proposed Public Offering: As soon as practical after the effective date. Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant will file its Form 24f-2 on or before February 28, 1999 for its most recent fiscal year ending December 31, 1998.





AAL Variable Life Account I

Aid Association for Lutherans

Cross Reference to Items Required by form N-8B-2

N-8B-2 ITEM               CAPTION IN PROSPECTUS
1
     (a)                  Cover Page, Investment Options
     (b)                  Investment Objectives
2                         Cover Page
3                         NA
4                         Distribution
5                         Investment Options
6                         NA
7                         NA
8                         Financial Statements
9                         Litigation
10
     (a)                  NA
     (b)                  NA
     (c)                  Access to Certificate Value
     (d)                  Access to Certificate Value, Investment Options
     (e)                  Certificate Summary
     (f)                  Investment Options, General Information
     (g)                  General Information
     (h)                  General Information
     (i)                  Federal Tax Matters, General Information, Premiums,
                          Benefits, Charges, Cash Value, Access to
                          Certificate Values
11                        Investment Options
12                        NA
13
     (a)                  Charges, Investment Options
     (b)                  Charges
     (c)                  Charges
     (d)                  NA
     (e)                  NA
     (f)                  NA
     (g)                  NA
14                        Certificate Summary, General Information,
15                        Premiums, How to Receive Service
16                        Premiums, Investment Options, Cash Value
17                        Access to Certificate Value, General Information
18
     (a)                  Investment Options, Charges
     (b)                  NA
     (c)                  Investment Options
     (d)                  NA
19                        General Information
20                        General Information
21                        Access to Certificate Values, How to Receive Service
22                        General Information, Benefits
23                        NA
24                        NA
25                        Investment Options
26                        NA
27                        Cover Page
28                        General information
29                        Cover Page




30 through 37             NA
38                        Certificate Summary
39                        Distribution
40                        NA
41                        Distribution
42                        NA
43                        NA
44                        Investment Options, Cash Value,
45                        NA
46                        Investment Options, Cash Value
47                        NA
48                        Cover page
49                        NA
50                        NA
51                        I
     (a)                  Cover Page
     (b)                  NA
     (c)                  Investment Options
     (d)                  NA
     (e)                  NA
     (f)                  Cash Value, General Information Certificate
                          Termination
     (g)                  Premiums
     (h)                  NA
     (i)                  NA
     (j)                  NA
52
     (a)                  General Information, Investment Options
     (b)                  NA
53                        Federal Tax Matters
54 through 58             NA
59                        Financial Statements







AAL Variable Life Account I


Prospectus
September 1, 1998

for the Flexible Premium Variable Life Insurance Certificates


AAL Variable Universal Life

Aid Association for Lutherans (AAL) is offering the flexible premium variable life insurance Certificate (the Certificate) described in this Prospectus to persons who are eligible for membership in AAL. Membership is open to Lutherans and their families. AAL offers life, disability income insurance and annuities to its members and to employees of AAL, its subsidiaries and affiliated companies who reside in Wisconsin. Mutual funds are offered through a subsidiary, AAL Capital Management Corporation. All members are part of one of over 9,700 local AAL branches throughout the United States.


The Certificate provides life insurance benefits. You may choose from two Death Benefit Options. Under the Level Death Benefit Option the Death Benefit is usually the Specified Amount. Under the Variable Death Benefit Option the Death Benefit is usually equal to the Specified Amount plus the Certificate's Cash Value, which can vary. You can also choose the timing and amounts of your premium payments and allocate your Cash Value among the underlying Subaccounts. You may use your Cash Value to keep your Certificate in force, or borrow a portion of it.


You can also surrender your Certificate and receive the Cash Value less any surrender charges and loans. Your Certificate's Cash Value will vary with the investment experience of the underlying funding options you choose. Although Certificate values will vary, the Certificate can be guaranteed to stay in force through the Death Benefit Guarantee Provision. It may not be to your advantage to replace existing life insurance or supplement existing variable life insurance with this Certificate.



This Prospectus contains information about the Variable Account and the Certificate that you should know before you invest. A Prospectus for the AAL Variable Product Series Fund, Inc. Accompanies this Prospectus. Please read both Prospectuses carefully and keep them for future reference. You should rely on the information contained in this document. AAL has not authorized anyone to provide you with information that is different.

You can contact AAL by writing to 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, by calling 800-225-5225 or 734-5721 locally, or by sending an e-mail to aalmail@aal.org. The Telecommunications Device for the Deaf (TDD) number is 800-735-9644.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The purpose of this variable life insurance Certificate is to provide life insurance protection for the Beneficiary named therein.

No claim is made that this variable life insurance Certificate is in any way similar to or comparable to a systematic investment plan of a mutual fund.









TABLE OF CONTENTS

DEFINITIONS.....

CERTIFICATE SUMMARY
         INTRODUCTION
         WHAT IS AAL?
         WHAT IS THE PURPOSE OF THE CERTIFICATE?
         WHAT LIFE INSURANCE PROTECTION IS PROVIDED?
         WHAT PREMIUMS MAY I PAY?
         WHAT INVESTMENT OPTIONS DO I HAVE?
         WHAT IS THE CASH VALUE OF THE CERTIFICATE?
         WHAT CHARGES DO I PAY?
         HOW CAN I TAKE CASH OUT OF MY CERTIFICATE?
         HOW CAN MY CERTIFICATE TERMINATE?

BENEFITS
         DEATH BENEFIT
         INCREASING YOUR SPECIFIED AMOUNT
         DECREASING YOUR SPECIFIED AMOUNT
         CHANGING YOUR DEATH BENEFIT OPTION
         DEATH BENEFIT GUARANTEE
         MATURITY BENEFIT
         ADDITIONAL BENEFITS

PREMIUMS
         DEATH BENEFIT GUARANTEE PREMIUM
         FLEXIBILITY
         LIMITS
         NET PREMIUM & PREMIUM ALLOCATION

INVESTMENT OPTIONS
         FIXED ACCOUNT
         VARIABLE ACCOUNT
         INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS
         TRANSFERS
         REVIEW OF INVESTMENT STRATEGY
         VOTING PRIVILEGES

CASH VALUE
         FIXED ACCOUNT CASH VALUE
         VARIABLE ACCOUNT CASH VALUE
         WHAT AFFECTS CASH VALUE
         SURRENDER VALUE

CHARGES
         PERCENT OF PREMIUM CHARGE
         CASH VALUE CHARGES
         SURRENDER CHARGE
         TRANSFER CHARGE

ACCESS TO CASH VALUE
         PARTIAL WITHDRAWALS
         LOANS
         SURRENDER

CERTIFICATE TERMINATION
         EARLY TERMINATION AND REINSTATEMENT
         DEATH, MATURITY, AND SURRENDER

PAYOUT OPTIONS
         SELECTION
         OPTION 1: INTEREST
         OPTION 2: A SELECTED AMOUNT OF INCOME
         OPTION 3: A SET PERIOD
         OPTION 4: LIFE PAYMENT
         OPTION 5: JOINT & SURVIVOR

HOW TO MAKE PAYMENTS AND RECEIVE SERVICE
         APPLYING FOR A CERTIFICATE
         TIMELY PROCESSING
         WRITTEN REQUESTS
         TELEPHONE TRANSACTIONS
         DEATH CLAIMS

GENERAL INFORMATION
         FREE LOOK
         ENTIRE CONTRACT
         STATEMENTS IN THE APPLICATION
         CHANGE OF CERTIFICATE
         INCONTESTABILITY
         MISSTATEMENT OF AGE OR SEX
         MAINTENANCE OF SOLVENCY
         BASIS OF COMPUTATIONS
         REPORTS TO OWNERS
         MEMBERSHIP
         OWNERSHIP
         BENEFICIARY
         COLLATERAL ASSIGNMENT
         RIGHTS RESERVED BY AAL
         DIRECTORS AND OFFICERS

FEDERAL TAX MATTERS
         VARIABLE ACCOUNT TAX STATUS
         LIFE INSURANCE QUALIFICATION
         PRE-DEATH DISTRIBUTIONS
         DIVERSIFICATION REQUIREMENTS


OTHER CONSIDERATIONS
         LITIGATION
         DISTRIBUTION
         ILLUSTRATIONS
         LEGAL AND ACTUARIAL MATTERS
         EXPERTS

FINANCIAL STATEMENTS
         REPORT OF INDEPENDENT AUDITORS
         CONSOLIDATED FINANCIAL STATEMENTS
         NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



DEFINITIONS


AAL: Aid Association for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. It is the issuer of the Certificates.


AALCMC: AAL Capital Management Corporation, an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer. It serves as principal underwriter of the Certificates.

AAL Representative: An AAL District Representative who is appropriately licensed by state insurance department officials to sell the Certificates, and is also a licensed Registered Representative of AALCMC.

Accumulation Unit: A unit of measure used to calculate the Cash Value in each Subaccount of the Variable Account. A further description is contained in the Section "Cash Value", specifically the subsection "Variable Account", of this Prospectus.

Accumulation  Unit Value: On any Valuation  Date, the value of the  Accumulation
Unit of each Subaccount of the Variable Account. A further description is contained in the Section "Cash Value", specifically the subsection "Variable Account", of this Prospectus.


Age: The Issue Age of the Insured plus the number of Certificate Years elapsed.

Beneficiary: The person(s) named by the Certificate Owner to receive the death proceeds under the Certificate. A Beneficiary need not be a natural person.


Cash Value: The total value of the Certificate. Cash Value equals the sum of the Subaccount cash values plus Fixed Account cash value.

Certificate: The flexible premium variable life insurance Certificate offered by AAL and described in this prospectus.

Certificate  Anniversary:   The  same  date  in  each  succeeding  year  as  the
Certificate Issue Date.

Certificate Year: The 12-month period following the Issue Date or a Certificate Anniversary. The Certificate Year is always based upon the time elapsed since the Issue Date.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Death Benefit Guarantee: A Certificate provision that guarantees insurance coverage if you meet certain conditions.


Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Certificate's Death Benefit Guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee Premiums. Your Death Benefit Guarantee Premium is listed on page 3A of your Certificate and it is further described in the Section "Premiums" of this Prospectus.


Fixed Account: A Cash Value accumulation option that credits an interest rate. The Fixed Account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.

Fund: AAL Variable Product Series Fund, Inc., which is described in the Fund Prospectus accompanying this Prospectus.


Home  Office:  AAL's  office at 4321 North  Ballard  Road,  Appleton,  Wisconsin
54919-0001, or such other place as AAL shall specify in a notice to the Certificate Owner.


Insured: The person on whose life the Certificate is issued.

Internal Revenue Code:  The Internal Revenue Code of 1986, as amended.


Issue Age: The age of the Insured as of his or her last birthday on or before the issue date.


Issue Date: The date insurance coverage begins under this Certificate.

Monthly Deduction Date: The date each month on which monthly charges are taken from Cash Value. It occurs each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month on which the Certificate was issued. A further description is contained in the "Charges" Section of this Prospectus.

Net Asset Value: The unit of valuation for a Fund portfolio as computed and described in such Fund's prospectus.


Owner: The person or entity who owns the Certificate. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.


Specified Amount: Initially, the amount of life insurance for which the Certificate was issued. The Specified Amount of your Certificate may change, as described in your Certificate. This is further described in the "Benefits" Section of this Prospectus.


Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding portfolio of the Fund. This is further described in the "Investment Options" Section, specifically in the "Variable Account" subsection.


Surrender  Value:   Cash  Value  less  any  applicable   surrender  charges  and
outstanding loan balances.



Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL is open for business. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday. AAL will also be closed on the Friday after Thanksgiving and the day before Christmas. When the markets are trading on days when the portfolios are not priced, a Subaccount's value may change on a day when Certificate Owners may not be able to access their Certificate's Cash Value.



Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: The AAL Variable Life Account I. It is a separate account of AAL.

Written Request: A written request or notice signed by the Certificate Owner, received in good order by AAL at its Home Office.

You, Your: The Owner of the Certificate.

CERTIFICATE SUMMARY

INTRODUCTION

As you read this prospectus, keep in mind that you are considering the purchase of a life insurance contract. Because a substantial part of your premium pays for life insurance, you should not buy this Certificate unless a primary reason for your purchase is to provide life insurance protection. Since it is cash value life insurance with investment aspects, the Certificate can also serve a second purpose. In addition to providing life insurance coverage, cash may also be available for use during your lifetime. Because it is variable universal life insurance, it has significant investment aspects that require you to make investment decisions and take investment risk. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. This section provides only an overview of the more significant provisions of the Certificate. It omits details that are provided in the rest of this Prospectus. The Table of Contents will help you locate more details or other specific topics.

WHAT IS AAL?


AAL (Aid Association for Lutherans) was organized on November 24, 1902. It is a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin. As of December 31, 1997, AAL had approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets (over $18 billion) and life insurance in force ($82 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force.



WHAT IS THE PURPOSE OF THE CERTIFICATE?

This Certificate provides life insurance protection on the Insured as long as the Certificate is in effect. It also may provide cash available for use during your lifetime.


Like traditional life insurance, the Certificate has a Death Benefit, accumulates a Cash Value and offers loan and surrender privileges. Unlike traditional life insurance, the Certificate offers flexible premiums and a choice of investment alternatives, including the opportunity to participate in the risks and returns of equities.


Your choice of premiums, investment options, and your use of withdrawal and loan privileges will be key factors in the Certificate's performance. The choices you make directly impact how long the Certificate remains in effect and the amount of cash available for use.

WHAT LIFE INSURANCE PROTECTION IS PROVIDED?


You choose one of two Death Benefit Options. Under the Level Death Benefit option the Death Benefit is usually the Specified Amount. Under the Variable Death Benefit option the Death Benefit is usually equal to the Specified Amount plus the Certificate's Cash Value which can vary according to gains or losses as a result of the investment options selected.

If your Cash Value builds to a large total compared to your Specified Amount, your Death Benefit will be increased as necessary to comply with federal tax law. This is required to maintain your Certificate's tax status as life insurance.


Your Certificate is guaranteed to stay in effect as long as the Death Benefit Guarantee is in effect. This guarantee is available until age 65 or your 10th Certificate anniversary, if later, provided you pay certain minimum premium amounts.

You may change Death Benefit Options, and increase or decrease your Death Benefit by changing your Specified Amount, as provided for in your Certificate.

Additional benefits are also available. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option, and Applicant Waiver. See your Certificate for details.

WHAT PREMIUMS MAY I PAY?


You choose when and how much premium to pay, within certain restrictions. To keep your Certificate in effect during the first four (4) years, you should pay at least the Death Benefit Guarantee Premiums. Your Certificate will likely lapse if you fail to pay at least these premiums.

If you want to make regular payments, AAL will send you billing statements in an amount you select. You can choose monthly, quarterly, semi-annual or annual payments.


To keep your Death Benefit Guarantee, your total premiums paid less partial withdrawals must equal or exceed the total Death Benefit Guarantee Premiums plus any outstanding loan balance. AAL recommends you pay at least the Death Benefit Guarantee Premiums to adequately fund your Certificate. Paying these premiums guarantees that your Certificate will not lapse until age 65, or for 10 years from issuance if longer.

The amount of premiums paid may effect the tax status of your Certificate. The Internal Revenue Code's definition of life insurance limits the amount of premium you may pay.

WHAT INVESTMENT OPTIONS DO I HAVE?

You choose where to allocate your premiums among the Variable Accounts (called Subaccounts) and the Fixed Account.

Premiums you allocate to the Fixed Account are credited to your Fixed Account's Cash Value. Cash Value in the Fixed Account accumulates at a fixed rate of interest as declared by AAL. This rate is guaranteed never to be lower than 4%. The Fixed Account is a part of AAL's general account. The general account includes all of AAL's assets other than those in our separate accounts (including the Variable Account).

Each Subaccount invests in a portfolio of a mutual fund. The current portfolios are Money Market, Bond, Large Company Stock, Small Company Stock, Balanced, High Yield Bond and International Stock. Each portfolio has a different investment strategy. Premiums allocated to a Subaccount will increase that Subaccount's Cash Value. Each Subaccount's Cash Value will accumulate based on the investment experience of that Subaccount's portfolio.


You may transfer the Cash Value among the Subaccounts and Fixed Account, as specified in the Certificate. This allows you to adjust your investment strategy at any time.

WHAT IS THE CASH VALUE OF THE CERTIFICATE?

The total Cash Value at any time is equal to the sum of the Cash Values in the Subaccounts and the Fixed Account.

Premiums increase Cash Value. Charges and cash you withdraw from the Certificate decrease Cash Value. The investment experience of the Subaccount(s) you select also affects your Certificate's Cash Value as does the interest credited to the Fixed Account. Investment gains, if any, increase Cash Value, while any investment losses decrease Cash Value.

Your decisions on the premiums to pay, the accounts to invest in, and the amounts you withdraw from the Certificate have a great impact on your Certificate's Cash Value.


Important Note: The primary purpose for paying enough premiums to build your Cash Value is to cover increasing Cost of Insurance rates as you (the Insured) get older. Unless you build your Cash Value over time, you will need to cover increasing costs with higher premiums. Your Cash Value also depends upon the investment experience of the Subaccount(s) in which your Cash Value is invested and, if this experience is low or negative, you may also need to pay higher premiums.


WHAT CHARGES DO I PAY?

Charges are necessary to pay for the insurance coverage provided, cover the expenses of issuing and administering the Certificate, and to fund AAL's fraternal activities. Charges are:

Cost of Insurance Charge - A monthly charge for life insurance coverage. This charge varies by risk class, sex, amount at risk, and age.

Mortality and Expense Risk Charge - Monthly charges are deducted from the Subaccounts of the Variable Account to pay for the mortality and expense risks borne by AAL. Currently, during the first 15 years the monthly charge is .0625% (approximately .75% annually) of the total Subaccount cash value. This charge drops to .02083% (approximately .25% annually) of the total Subaccount Cash Value in Certificate Year 16.

Administrative   Charge  -  A  monthly   charge  of  $4  is  deducted  to  cover
administrative costs.

Change Fee - A $25 charge will be assessed if you choose to make changes to your Certificate. Such Certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to non-smoker risk class, a change in death benefit options, and changes to the additional benefits under the Certificate.

Issue Expense Charge - A monthly charge to cover issue costs is deducted for the first 36 months. This charge will vary by age, risk class, sex and Specified Amount.

Percent of Premium Charge - A charge of 3 % of each premium is taken to cover sales and other expenses and provide support for AAL's fraternal activities.

Additional Benefits Charge - A charge will be taken each month for any additional benefits you have.

Partial Withdrawal Charge - A $25 charge per withdrawal is made after the first withdrawal during any Certificate Year. This charge is assessed by the redemption of Accumulation Units and/or reduction in the Fixed Account balance.


Surrender Charge - If you choose to surrender your Certificate or reduce your Specified Amount, AAL will reduce your Cash Value by the Surrender Charge. The charge decreases over the first 10 Certificate years to zero in the 11th Certificate Year. A new Surrender Charge schedule begins for the increase in Specified Amount each time you increase your Specified Amount. Your initial
Surrender Charge is based on an amount per thousand of Specified Amount for which the Certificate is issued. The amount per thousand varies by sex, risk class and Issue Age. Your actual Surrender Charges are listed on page 3A.1 of your Certificate. If you decrease the Specified Amount while the Surrender Charge applies, a portion of the Surrender Charge will be assessed. For further details regarding Surrender Charges, see page 13.


Portfolio Expenses - The expenses for each of the portfolios are limited to the respective advisory fees, currently having maximum fees of 0.35% of the average annual daily net assets of the AAL Variable Product Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios; 0.80% of the average daily net assets of the International Stock Portfolio; and 0.40% of the average annual daily net assets of the High Yield Bond Portfolio. Without this limitation through reimbursement by the adviser, which can be changed or stopped with 30-days' notice, the expenses for the year ended 1997 would have been:
Money Market Portfolio - 0 .46%, Bond Portfolio - 0.52%, Balanced Portfolio 0.43%, Large Company Stock Portfolio - 0.43%, and Small Company Stock Portfolio 0.45%.


Transfer Charge - AAL will charge $25 for each transfer between Subaccounts and/or the Fixed Account in excess of 12 in each Certificate Year.


HOW CAN I TAKE CASH OUT OF MY CERTIFICATE?

You can choose to take cash out of the Certificate through a loan, partial withdrawal, or full surrender.

You may take one partial withdrawal per Certificate year at no charge. You will be charged $25 for each additional withdrawal. A partial withdrawal will reduce your Cash Value and may reduce your Specified Amount. It will also reduce the amount of premiums considered "paid" to meet the Death Benefit Guarantee premium requirement.

You make take up to 92% of your Cash Value out as a loan. You will be charged 8% per annum on the loan balance until you reach your 15th Certificate anniversary. Thereafter the rate will drop to 7 1/4% per annum.

Cash Value securing a loan may earn a lower interest rate than other Cash Value in the Fixed Account. AAL will determine the rates earned.

If you surrender your Certificate, you will receive the Cash Value less any surrender charge and outstanding loans.

Both partial withdrawals and loans will reduce the Cash Value available to pay your insurance costs. You should carefully consider the impact on the insurance your Certificate will be able to provide, now and in the future, before exercising these privileges.

These privileges can be a major advantage of this Certificate. When you pay enough premiums, the power of tax-deferred earnings, with favorable investment experience, can build significant Cash Value. Under these circumstances, some Cash Value will be available for your use, in addition to paying your insurance costs.

HOW CAN MY CERTIFICATE TERMINATE?

Without the Death Benefit Guarantee, this Certificate will terminate (lapse) when there is not enough Cash Value to pay the monthly charges. If this happens, you have a short period to pay enough premiums to keep the Certificate in effect. Your Certificate will not terminate while the Death Benefit Guarantee is in effect.

Your Certificate will terminate when the Insured dies and the Death Benefit is paid.

Your Certificate will terminate if you surrender your Certificate for its surrender value (Cash Value less loans and surrender charges).

Your Certificate will terminate if you reach age 100. At that time the Cash Value less any loans, will be paid to you.

There may be tax consequences when money is received from a Certificate. Please consult with your tax advisor.

BENEFITS

DEATH BENEFIT

The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you must choose between two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death. Loans plus unpaid interest always reduce the Death Benefit paid.


Suicide Exclusion

If the Insured commits suicide within one year of the issue date AAL will not pay a Death Benefit but will return all premiums paid. The one year period in the Suicide Exclusion provision will apply at issue and to each increase in the Specified Amount beginning on the effective date of each increase. The only amount payable attributable to the increase will be a refund of the monthly deductions for the increase.


Level Death Benefit - Option 1

The Death Benefit under this option is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. The death benefit factor is
2.5 through age 40 and decreases yearly to 1 at age 95. The death benefit factor helps to qualify your Certificate as life insurance under federal tax law. A table of death benefit factors is contained in your Certificate.


Option 1 generally provides a level Death Benefit. Choose Death Benefit Option 1 if: 1) you do not expect your insurance needs to generally increase; and 2) you wish to minimize your insurance costs. All other things being equal, Option 1 will provide greater growth in Cash Value than Option 2.

Variable  Death Benefit - Option 2


The Death Benefit will be the greater of the Specified Amount plus Cash Value or the death benefit factor (described above) multiplied by Cash Value.

Option 2 provides a Death Benefit that varies over time. It increases and decreases along with your Cash Value. Choose Death Benefit Option 2 if:



               - you expect your insurance needs to increase; or


               - you wish to have an  increasing  Death  Benefit.  Option 2 will provide a greater Death Benefit than Option 1.


INCREASING YOUR SPECIFIED AMOUNT


You have the right to increase the Specified Amount at any time on or before the Certificate Anniversary following the Insured's 80th birthday if the Insured is insurable for the increase under AAL's underwriting guidelines and policies.


An increase must be at least $10,000. Proof of insurability may be required and, if you are not the Insured, proof of insurable interest may also be required.

When an increase is approved, it becomes effective as of the date shown on the new page 3A that is sent to you.


The cost of insurance rates charged for each increase will vary based on factors such as sex, risk class, age and the time elapsed since increase.



Each increase will be subject to AAL's expense charges in effect at the time of increase. The expense charges for each increase will be based on the Insured's age on the last certificate anniversary and sex at the time of increase and will apply for the number of months shown on the new page 3A.1. A new set of surrender charges will apply to each increase in the Specified Amount. These charges will all be shown on the new page 3A.1.


DECREASING YOUR SPECIFIED AMOUNT

You have the right to decrease the Specified Amount after it has been in effect for one year. The Specified Amount remaining in effect cannot be less than $10,000.


The decrease will be effective as of the date the request is received at the Home Office. The decrease will be subtracted first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.


A surrender charge will be subtracted from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. The surrender charges are shown on the Table of Surrender Charges in the Certificate on page 3A.1.

CHANGING YOUR DEATH BENEFIT OPTION


You may change your Death Benefit Option at any time. A $25 charge will be applied to your Cash Value for each Death Benefit Option change.

If you apply to change from the Level Death Benefit option to the Variable Death Benefit option, AAL may require proof of insurability from you. Also, your Specified Amount of insurance decreases so your Death Benefit immediately after the change will be the same as immediately before the change. The change is not allowed if it reduces your Specified Amount below $10,000.


If you change from the Variable Death Benefit option to the Level Death Benefit option your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change.

DEATH BENEFIT GUARANTEE



The Death Benefit Guarantee, as long as it is in effect, assures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. If the Death Benefit Guarantee terminates, to keep your coverage in effect you will need to maintain sufficient cash value in your Certificate by paying adequate premiums. The amount of premium required will depend on the investment performance of the Fixed Account and/or Subaccount(s) you have selected.


The Death Benefit Guarantee will terminate automatically at age 65 (or 10 years after the issue date, whichever is later) or by failure to meet the test described below. Basically, the test requires you to pay a minimum amount of premiums, and the Insured to be under age 65 (or the Certificate has been in effect not more than 10 years).


AAL will test the Death Benefit Guarantee on each Monthly Deduction Date as follows:

1) the sum of all premiums paid (less any partial withdrawals) must be greater than or equal to the Death Benefit Guarantee Premium (see next page) times the number of months since the Certificate Issue Date, plus any outstanding loan, and

2) the Insured's age is less than 65 or the Certificate has been in effect no more than 10 years.

If part 1) of the test is not met, AAL will notify the Certificate Owner and allow two months to pay enough premium or loan repayment to meet the requirements of the test. If you do not pay the required premium or loan repayment, the Death Benefit Guarantee will end, and can not be reinstated.

Changes in the Specified Amount and optional benefits on the Certificate will change the Death Benefit Guarantee Premium. The new Death Benefit Guarantee Premium is required from the first monthly deduction date following the change.

MATURITY BENEFIT


Upon the Insured attaining age 100, the Certificate will provide a maturity benefit equal to the Cash Value less any loans.



ADDITIONAL BENEFITS

Several additional benefits are available on most Certificates. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option, and Applicant Waiver. See your Certificate for details.

PREMIUMS

DEATH BENEFIT GUARANTEE PREMIUM

The Death Benefit Guarantee Premium is the minimum premium, on a monthly basis, that is required to keep your Death Benefit Guarantee in effect. Your Death Benefit Guarantee Premium is equal to:

          1) a factor, based on age, sex, and risk class, multiplied by your Specified Amount divided by 1,000; plus

          2) the monthly administrative charge of $4; plus

          3) a required premium for each additional benefit you choose.

Your particular Death Benefit Guarantee Premium is listed on page 3A of your Certificate.

You may choose to pay on a different basis than monthly or to pay lump sums. In these cases, premiums paid in excess of the current month's Death Benefit Guarantee Premium will be counted toward future Death Benefit Guarantee Premium requirements.

FLEXIBILITY

You choose when and how much premium to pay, within certain restrictions. You need to pay at least the Death Benefit Guarantee Premium for four years, without taking any loans or partial withdrawals, to keep your Certificate in effect. Failure to pay this Premium will likely result in the lapse of your Certificate. After paying the Death Benefit Guarantee Premium for at least 4 years you may be able to pay less and keep your Certificate in effect. However, if you do pay less, you will lose the Death Benefit Guarantee and you run a greater risk that your Cash Value will not grow enough to keep your Certificate in effect.


Planned periodic premiums are those you choose to pay on a regular basis. AAL will send you billing statements of an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged.

You may make payments in addition to planned periodic premiums. You also may choose a new planned periodic premium. AAL recommends you pay at least the Death Benefit Guarantee premiums to adequately fund your Certificate.

LIMITS

AAL reserves the right to:

          -Limit any increase in planned periodic premiums.

          -Limit the number and amount of payments in addition to planned periodic payments.

          -Refuse any premium if the payment would increase the difference between the Death Benefit and the Cash Value.

The Internal Revenue Code excludes life insurance death benefits from gross income. To qualify for this exclusion, federal tax law limits the premiums you may pay. AAL will return the portion of any premium payment that causes this limit to be exceeded.

In the event of a reduction in the Specified Amount, if either the total premium payments already made or the Cash Value exceeds the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL will refund any excess premiums or Cash Value necessary to comply with the limit stated in the Internal Revenue Code.

NET PREMIUM & PREMIUM ALLOCATION

Net premiums equal the premiums you pay less the 3% premium charge. You decide how to allocate your net premiums among the available accounts. At purchase, you select a percentage for each account that will be used to allocate each net premium. The percentages must be whole numbers and total 100%. You may change your allocation percentages at any time.

Your initial premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the Certificate is issued. AAL will issue your Certificate according to AAL's standard administrative procedures and once all underwriting and other requirements are met. AAL's standard administrative procedure is to issue new Certificates which meet underwriting and other requirements on the 29th through the 31st of any month on the first Valuation Date in the following month. Certificates are issued only on a Valuation Date from the 1st through the 28th of any month. Premiums paid after issue are allocated according to the premium allocation percentages you have chosen. This allocation occurs at the end of the day if AAL receives your premium payment before the close of the New York Stock Exchange (NYSE), which is usually 3:00 P.M. Central Time, and that day is a Valuation Date. If your payment is received on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See definition of "Valuation Date" on page --.

AAL has a plan that permits you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Premium payments under this plan will be allocated to the Subaccount(s) or Fixed Account on the date you selected. However, when the date selected falls on a date that is not a Valuation Date, such as a holiday or weekend, the premium will be allocated as of the closest preceding Valuation Date.

In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See "Free Look" in the "General Information Section". In these cases, AAL reserves the right to allocate premiums to the Money Market Subaccount until the expiration of the free look period plus an additional 5-day period. After that time AAL will allocate your accumulated premiums to the accounts based on your net premium allocation percentages.


INVESTMENT OPTIONS

You choose where to allocate your net premiums among the Fixed Account and Subaccounts of the Variable Account.

FIXED ACCOUNT

The Fixed Account is a Cash Value accumulation option that credits an interest rate. The Fixed Account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.


Cash Values allocated to the Fixed Account are combined with all the general assets of AAL and are invested in those assets chosen by AAL and allowed by applicable law. Any premiums allocated to the Fixed Account will be subject to all fees and expenses associated with the Variable Account, except for the annual expenses of the Fund and the mortality and expense risk charge.

AAL will quarterly declare an effective annual interest rate for the Fixed Account.

Interest is credited on each premium allocated or accumulated value transferred to the Fixed Account from the date of the allocation or transfer. Interest is credited daily.

Under the Fixed Account option, the guaranteed minimum interest credited to the Fixed Account will be at the effective rate of 4% per year, compounded daily. AAL may credit interest at a rate in excess of 4% per year; however, AAL is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be determined by AAL based on numerous factors. Some of the factors that AAL may consider in determining whether to credit interest above 4% to amounts allocated to the Fixed Account, and the amount thereof, include, but are not limited to, general economic trends, rates of return currently available and anticipated on AAL's investments, regulatory and tax requirements and competitive factors.

ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF AAL. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.


Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in Prospectuses.


A lower rate of interest may be credited to the portion of the Fixed Account securing a loan.

VARIABLE ACCOUNT

The Variable Account is AAL Variable Life Account I. It is a separate account of AAL established by the Board of Directors of AAL on May 8, 1997 pursuant to the laws of the State of Wisconsin. The Variable Account is registered with the Securities and Exchange Commission (the SEC) as a unit investment trust under the Investment Company Act of 1940. Such registration, however, does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

AAL owns the assets of the Variable Account and keeps them legally segregated from the assets of the general account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business AAL may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the Certificates supported by the Variable Account.

Income, and gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of AAL's other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.


The Variable Account currently consists of seven Subaccounts, which are: Money Market, Bond, Large Company Stock, Small Company Stock, Balanced, High Yield Bond, and International Stock. Each Subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (a mutual fund - referred to below as the "Fund"). Additional portfolios may be added or substituted for the current portfolios.


Net premiums allocated to a Subaccount, and the resulting Cash Value, will accumulate based on the investment experience of that Subaccount's corresponding Fund portfolio.

Each of these portfolios has a different investment objective. No assurance may be given that any portfolio will achieve its investment objective.

The AAL Variable Product Series Fund, Inc. is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company (commonly known as a "Mutual Fund").
This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.


Shares of the Fund are currently offered to the AAL Variable Annuity Account I and to the AAL Variable Life Account I to fund benefits payable under the Certificates. The Fund may, at a later date, also offer its shares to other separate accounts of AAL or to a subsidiary or affiliated company of AAL. Shares of the Fund may also be offered directly to AAL.



The Fund currently consists of seven separate portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each portfolio are described below. No assurance can be given that each portfolio of the Fund will achieve its investment objective.


INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

The Money Market Portfolio: seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high quality, short-term money market instruments.

The Bond Portfolio: seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index. This objective is consistent with a goal of maximizing total return, consistent with reasonable risk. Investments are in bonds and other debt securities included in the Index.

The Large Company Stock Portfolio: seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index* by investing primarily in common stocks included in the index.

The Balanced Portfolio: seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios, respectively.


The Small Company Stock Portfolio: seeks to achieve investment results that approximate the performance of the Standard & Poor's SmallCap 600 Index* by investing primarily incommon stocks included in the Index.

The International Stock Portfolio: seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

The High Yield Bond Portfolio: seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds". The portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

* "Standard & Poor's(R)", "S&P (R)", "S&P 500 (R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The Fund and the Certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


Fund Expenses


AAL acts as investment adviser to the Fund. For this service, AAL may deduct a maximum advisory fee of 0.35% of the average annual daily net assets of the AAL Variable Product Money Market, Bond, Balanced, Large Company Stock and Small Company Stock Portfolios; 0.80% of the average annual daily net assets of the International Stock Portfolio; and 0.40% of the average annual daily net assets of the High Yield Bond Portfolio. Portfolio expenses exceeding the advisory fees are currently reimbursed by AAL but this reimbursement may be modified or canceled at any time. More information concerning these additional expenses is contained in the Fund Prospectus.



TRANSFERS

You may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a written request to AAL's Home Office. You may also transfer by telephone if you have completed the Telephone Transaction Authorization Form.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined as of the end of the Valuation Period during which the transfer request is received, in good order, by AAL. You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

The total amount of any transfer must be at least $500, or it may be less as long as you transfer the entire cash value from an account. Of the total transfer being made, the amount transferred to any account must be at least $50. Twelve transfers per Certificate Year may be made from Subaccounts without charge. AAL will charge $25 for each transfer in excess of twelve.

Only one transfer may be made from the Fixed Account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the Cash Value in the Fixed Account at the time of transfer. This transfer is not subject to charge.

REVIEW OF INVESTMENT STRATEGY

You should periodically review the allocation of your Cash Value among the Subaccounts and Fixed Account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolio, its investment objectives, policies and restrictions, its expenses, risks and other aspects of its operation is contained in the accompanying Prospectus for the Fund. Read the accompanying Fund Prospectus carefully.

VOTING PRIVILEGES

To the extent required by law, AAL will vote the Portfolio shares held in a Subaccount at shareholder meetings of the Fund, if any, in accordance with instructions received from persons having voting interests in the corresponding Subaccount of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result AAL determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The Owner will have the voting interest with respect to Fund shares attributable to the Certificate


The number of votes which an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that each Owner may instruct will be determined by dividing a Certificate's Accumulated Value in a Subaccount by the Net Asset Value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the portfolio which the Owner has the right to instruct will be determined as of the record date established by the portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.


Any portfolio shares held in the Variable Account for which AAL does not receive timely voting instructions, or which are not attributable to Owners will be represented at the meeting and voted by AAL in proportion to the instructions received from all Owners. Any portfolio shares held by AAL or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

CASH VALUE

FIXED ACCOUNT CASH VALUE

The Fixed Account Cash Value reflects net premiums allocated to it, transfers to or from the Subaccounts, credited interest, and any deductions. Each day the Cash Value in the Fixed Account will change based upon these factors. See the Certificate for further detail.

VARIABLE ACCOUNT CASH VALUE

Number of Accumulation Units

The number of Accumulation Units for this Certificate in any Subaccount may increase or decrease at the end of each Valuation Period depending on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units for a transaction in a Subaccount is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:


     - net premiums are allocated to the Subaccount; or

     - Cash Value is transferred to the Subaccount from another Subaccount or from the Fixed Account.


The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:


     - Cash Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers; or

     - partial withdrawals and partial withdrawal charges are taken from the Subaccount; or

     - monthly deductions or transfer charges are taken from the Subaccount;or


     - a charge for a Death Benefit Option change is allocated to the Subaccount;or

     - a charge for a Certificate change is allocated to the Subaccount;or


     - Surrender Charges are allocated to the Subaccount.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:


  - the net asset value of the corresponding Fund portfolio at the end of the Valuation Period;

  - plus the amount of any dividend, capital gain or other distribution made by the Fund portfolio if the "ex-dividend" date occurs during the Valuation Period;

  - plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL to have resulted from the operation of the portfolio;

  - divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the "Number of Accumulation Units" subsection above, have occurred.


WHAT AFFECTS CASH VALUE

The Cash  Value of your  Certificate,  at any one time,  is  determined  by:

     (a) multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value;

     (b) if you have elected a combination of Subaccounts, totaling the resulting values; and

     (c)  adding any value in the Fixed Account.

While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Certificate and the amount available to pay insurance charges. Loans also accrue interest charges and may result in less interest credited to your Certificate.

Over the life of your Certificate, many factors determine its Cash Value. They include:

          - premiums paid

          - the investment  experience of the Subaccounts

          - interest credited to the Fixed Account

          - loans  taken  and loan  repayments

          - partial withdrawals taken

          - charges and deductions taken

Because a Certificate's Cash Value is based on the variables listed above, it cannot be predetermined. Cash Value in the Variable Account will largely be determined by market conditions and investment experience of the Fund's portfolios corresponding to the Subaccounts chosen by the Owner. The Owner will bear all such risk.

The value of the Fixed Account is guaranteed as to principal and interest at 4%, subject to the charges described in the "Charges" Section. There is no guaranteed minimum Cash Value for the Variable Account.

SURRENDER VALUE

The Surrender Value is the total amount you may withdraw from the Certificate . It is equal to the Cash Value less any Surrender Charges and any outstanding loan principal and accrued interest.


You will be advised at least annually as to the number of Accumulation Units which are credited to the Certificate, the current Accumulation Unit Values, the Variable Account Cash Value, the Fixed Account Cash Value, the Total Cash Value and the Surrender Value.


CHARGES


Charges are necessary to pay for the insurance provided, cover the expenses generated by issuing and administering the Certificate, and to fund AAL's fraternal activities. In addition to the charges described below, a $25 change fee will be charged for all Certificate changes. This is a $25 charge that will be assessed if you choose to make changes to your Certificate. Such Certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to nonsmoker risk class, a change in Death Benefit Options, and changes to the additional benefits under the Certificate.


PERCENT OF PREMIUM CHARGE

A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL's fraternal activities.

CASH VALUE CHARGES

On each Monthly Deduction Date charges are deducted from your Cash Value. These include cost of insurance, administrative and issue expense charges, mortality and risk expense charges and charges for additional benefits you may have selected. (No mortality and risk expense charges are deducted from the Fixed Account.)


The cost of insurance charge and additional benefit charges vary by risk class, amount at risk, Specified Amount and, in most states, sex. The cost of insurance rates, used to calculate these charges, are determined by AAL based on expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all Insureds of the same risk class. However, AAL cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the Certificate. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary
Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Standard Ordinary Mortality Table B). These rates are based on the age and risk class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable laws. AAL charges rates that are currently lower than the guaranteed rates, and may also charge current rates in the future.


A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, Certificate value calculation, transaction confirmations and periodic reports.

The monthly issue expense charge covers issue costs. It is deducted for the first 36 months. This charge will vary by age, risk class, Specified Amount and, in most states, sex.



Monthly mortality and expense risk charges are deducted from the Variable Account to pay for the mortality and expense risks borne by AAL. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Certificates and operating the Separate Account will be greater than the charges assessed for such expenses. AAL will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the Certificates, and will realize a loss to the extent the charge is not sufficient. The monthly mortality and expense risk charge is guaranteed never to exceed 0.075% (approximately 0.9% annually). The charge is applied to the total Cash Value in the Subaccounts on each Monthly Deduction Date. In addition, the monthly mortality and expense risk charge on Certificates from their 15th Certificate Anniversary and beyond is guaranteed at any time to be at least 0.04166% percent (approximately 0.5% annually) less than the rate in effect at that time for Certificates which have not reached their 15th Certificate Anniversary. The current charges in effect are as follows: During the first 15 years the monthly charge is 0.0625% (approximately 0.75% annually) of the total Subaccount Cash Value. This charge drops to 0.02083% (approximately 0.25% annually) of the total Subaccount Cash Value in Certificate Year 16.The Monthly Deduction is deducted from each account on a basis proportional to the Cash Value in that account. For Subaccounts, this is accomplished by selling Accumulation Units and withdrawing their value from that account. For the Fixed Account the Cash Value is reduced by the Fixed Account's proportion of the Monthly Deduction.


The Monthly Deduction is made as of the same date each month, beginning with the Issue Date, if that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, the deduction date is the nearest previous Valuation Date.


SURRENDER CHARGE

If you choose to surrender your Certificate or reduce your Specified Amount, AAL will reduce the Cash Value by the surrender charge assessed proportionately against the amounts you have invested in each of your selected Subaccounts and the Fixed Account. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the Certificate.


The initial surrender charge is based on an amount per thousand of Specified Amount for which the Certificate is issued. The amount per thousand varies by sex, risk class, and Issue Age. Your actual surrender charges are listed on page 3A.1 of your Certificate. The initial surrender charge is level for the first 3 years and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount) the surrender charge will be zero.


If you increase your Certificate's Specified Amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. The amount per thousand varies by sex, risk class, and age at time of increase. The actual surrender charges for the increased Specified Amount will be listed on a new page 3A.1 of your Certificate, which will be mailed to you at the time of the increase. The new surrender charge is level for the first three years after the increase and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the increase date (assuming no additional increases in Specified Amount) the surrender charge will be zero.



If you decrease the Specified Amount while the surrender charge applies, a portion of the surrender charge will be assessed. The decrease will be subtracted first from any previous increase in the Specified Amount, starting with the most recent, then from the original Specified Amount. The portion of the charge assessed will be proportional to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted.

TRANSFER CHARGE

Twelve transfers per Certificate Year may be made between Subaccounts and/or the Fixed Account without charge. AAL will charge $25 for each transfer in excess of twelve.

ACCESS TO CASH VALUE

PARTIAL WITHDRAWALS


You may take one partial withdrawal of your Cash Value per year at no charge. $25 is charged for each additional withdrawal during a Certificate Year. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. It is implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to the ratio that the Cash Value in the Subaccount or Fixed Account of the Certificate bears to the total Cash Value of the Certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal.


For a Certificate with the Level Death Benefit Option:


A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit, and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the Specified Amount, (a) the Specified Amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, (b) the new
Death Benefit will be based on the death benefit factor, Cash Value, and Specified Amount after the reduction.


The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be granted.

For a Certificate with the Variable  Death Benefit Option:

A partial withdrawal will reduce the Cash Value and Death Benefit by the amount of the withdrawal, but will not reduce the Specified Amount.

LOANS


You may borrow up to 92% of your Cash Value using your Certificate as security for a loan. Interest will accrue on an annual basis at 8% on the loan balance until you reach your 15th Certificate anniversary. Thereafter the rate will drop to 7 1/4% per annum. The loan will be taken from the Subaccounts and Fixed Account according to the ratio that the Cash Value in the Subaccount or Fixed Account of the Certificate bears to the total Cash Value of the Certificate at the time of the loan; or according to any other administrative option which you choose and is available at the time of the loan.


A lower interest rate may be credited to the portion of the Fixed Account Cash Value that equals the amount of the total outstanding loan. AAL will determine the rate credited. In no case will the rate credited be less than 4% annually.

The amount of loan allocated to each Subaccount will be transferred from that account to the Fixed Account as security for the loan. Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account Cash Value, the difference will be transferred from the Variable Account to the Fixed Account as security for the loan.

You may repay all or part of your loan at any time while your Certificate is in force. Unless you indicate otherwise to AAL, all payments will be assumed to be premium payments. Upon your request, AAL will set up a loan repayment schedule for you.

If you surrender your Certificate, you will receive the Cash Value less any surrender charge and outstanding loan balance. Partial withdrawals also reduce your premiums credited toward the Death Benefit Guarantee requirements. Loans are added to the required premiums when testing whether Death Benefit Guarantee requirements have been met.

Both partial withdrawals and loans will reduce the Cash Value available to pay your insurance costs. You should carefully consider the impact on the insurance your Certificate will be able to provide, now and in the future, before exercising these privileges.

SURRENDER

You may surrender this Certificate for its Surrender Value by sending a written request to AAL.

CERTIFICATE TERMINATION

EARLY TERMINATION AND REINSTATEMENT

Termination

Your Certificate will terminate if your Monthly Deduction is greater than your Surrender Value, your Death Benefit Guarantee is not in effect, and payment sufficient to cover the next two monthly deductions is not received within 61 days of notification of the Cash Value deficiency (in most states). If this Cash Value deficiency occurs, you have the right to reinstate your Certificate, within certain limitations. The requirements for reinstatement and associated limitations are described in your Certificate.

Reinstatement


You may reinstate the Certificate any time within three years after it has terminated so long as you did not surrender it for its Surrender Value. To reinstate your Certificate you must submit evidence of insurability satisfactory to AAL and pay a premium at least equal to:



          - the reinstated loan amount; plus

          - any Surrender Charge at the time of reinstatement; plus

          - the first two Monthly Deduction amounts after reinstatement; less

          - the Cash Value at termination; less

          - any Surrender Charge credited back at reinstatement; plus

          - the new Surrender Charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.


The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Certificate will then be reinstated as of the date AAL approves your application for reinstatement.


If you reinstate this Certificate, AAL will not contest the validity of the reinstated Certificate after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement. After this Certificate has been in force two years from the Issue Date, any contest of the validity of the reinstated Certificate will be limited to statements made in the application for reinstatement.



DEATH, MATURITY AND SURRENDER


Your Certificate will terminate if the Insured dies, or if the Owner surrenders the Certificate. If the Certificate is in effect at age 100, it will mature
(end) and the Cash Value less any outstanding loan will be paid to the Owner.

PAYOUT OPTIONS

SELECTION



All or part of the life insurance proceeds from death, maturity or surrender may be applied to one of several Payout Options in place of a lump-sum payment. You may choose or change a payout option while the Insured is alive. The Beneficiary may choose an option at the Insured's death, unless you have chosen an option which does not allow the beneficiary to change it.



OPTION 1 : INTEREST

The proceeds are left with AAL to earn interest. The rate of interest is determined annually by the AAL Board of Directors. It will never be less than 3% annually.

OPTION 2: A SELECTED AMOUNT OF INCOME

The proceeds with interest are used to make payments of a selected amount at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually.

OPTION 3 : A SET PERIOD

The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of years, not to exceed 30. Guaranteed payments are shown in the Certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL's Board of Directors.

OPTION 4 : LIFE PAYMENT

The proceeds are left with AAL to earn interest. These funds are used to make payments at regular intervals while the person named to receive payments is alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10 or 20 years may be selected.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the Certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a " annuitant mortality table.

OPTION 5 : JOINT & SURVIVOR

The proceeds with interest are used to make payments at regular intervals while both persons named to receive payments are alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10 or 20 years may be selected.

Upon the death of one of the persons named to receive payments, AAL will continue making payments to the survivor with the payments reduced by 1/3 after the end of the guaranteed period. If the survivor also dies during the guaranteed period, the unpaid proceeds will be paid in one sum at the survivor's death.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the Certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

HOW TO MAKE PAYMENTS AND RECEIVE SERVICE

APPLYING FOR A CERTIFICATE


AAL Variable Universal Life Certificates are sold by District Representatives of AAL who are also Registered Representatives of AALCMC. To apply for an AAL Variable Universal Life Certificate please contact your AAL Representative. You can locate your Representative by calling 1-800-225-5225 or visiting our Webpage www.aal.org.


TIMELY PROCESSING

AAL will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a Valuation Date will use the Certificate's Cash Value as of the close of that Valuation Date. AAL will process requests received after that time using the Certificate's Cash Value as of the close of business of the following Valuation Date.


After your Certificate is issued, AAL will process payment of any amount due from the Variable Account within seven calendar days after AAL receives your written request. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the SEC may permit . Payment from the Fixed Account Cash Value may be deferred up to six months.


WRITTEN REQUESTS

You may exercise any of the following  privileges:

          - Premium Payment

          - Change in Death Benefit Option

          - Increase/Decrease in Specified Amount

          - Partial Withdrawal

          - Surrender

          - Reinstatement

          - Transfers


          - Dropping/Adding an Additional Benefit


          - Loan

          - Filing a Death Claim

          - Selecting/Changing a Settlement Option

          - Change in Allocation Instructions


          - Loan Repayment


          - Beneficiary Change(s) by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL at its Home Office:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

TELEPHONE TRANSACTIONS


If AAL has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the phone. Phone services include: partial withdrawals, transfers, premium payment allocation changes, loans and certain other transactions.


AAL has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including: requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, AAL will honor telephone instructions from any person who provides the correct identifying information, so there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL's recording equipment malfunctions, it may be impossible for you to make a telephone transaction at that time. If this occurs, you should submit a Written Request. Also, if due to malfunction or other circumstances, the recording of the Owner's telephone request is incomplete or not fully comprehensible, AAL will not process the transaction.


The phone number for telephone transactions is 800-225-5225


AAL reserves the right to restrict telephone transactions at any time.

DEATH CLAIMS


Written notice of death must be given to AAL. Notice should include the Insured's name and Certificate number. Help may be obtained through your AAL Representative.


A claim form will be sent, when AAL receives your notice. Complete the claim form and send it to the Home Office along with a certified copy of the death certificate. Processing of the claim will begin as soon as these items are received.


GENERAL INFORMATION

FREE LOOK

How to Cancel Your Certificate

Your Certificate provides for an initial "free look" period. That is, you as the Certificate Owner, have the right to return your Certificate within 10 days after you receive it. To return your Certificate you may either:


1) deliver or mail your Certificate along with a written request to cancel to your AAL Representative, or

2) deliver or mail your Certificate along with a written request to cancel to the Home Office:




         Aid Association for Lutherans
         4321 North Ballard Road
         Appleton, WI  54919-0001



Generally within 7 days after AAL receives your request for cancellation, it will cancel the Certificate and send you a refund. Some states may require a "free look" period longer than 10 days.

The Amount Refunded After Canceling a Certificate During the "Free Look" Period

AAL will refund to you an amount equal to the Certificate's Accumulation Unit Value as of the date the returned Certificate or notification of cancellation is received by AAL. This may be more or less than the premium you paid depending upon the investment experience of the Subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market Subaccount until your "free look" plus five day period has expired.

ENTIRE CONTRACT

The entire contract between you and AAL is made up of:

          - the Certificate including any attached riders, endorsements or amendments;

          -  the  application   attached  to  the  Certificate,   including  any
             applications for increase in the Specified Amount; and


          - the AAL Articles of Incorporation and Bylaws which are in effect on the Issue Date of the Certificate.


STATEMENTS IN THE APPLICATION

Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL to void the contract or to deny a claim unless it appears in the application.

CHANGE OF CERTIFICATE

No representative of AAL except the president or the secretary may change any part of the Certificate on behalf of AAL.

INCONTESTABILITY


AAL will not contest the validity of the Certificate after it has been in effect during the lifetime of the Insured for two years from the Issue Date. AAL will not contest the validity of an increase in the Specified Amount after it has been in effect during the lifetime of the Insured for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Certificate for more details.


MISSTATEMENT OF AGE OR SEX


The values of the Certificate are based on the Insured's age and sex. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.


MAINTENANCE OF SOLVENCY

This provision applies only to values in the Fixed Account.



If AAL's reserves for any class of Certificates become impaired, you may be required to make an extra payment. AAL's Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Certificate with interest at a rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Certificate.



BASIS OF COMPUTATIONS



Minimum guaranteed Cash Values for the Fixed Account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age at last birthday, with interest at the rate of 4%. These values equal or exceed the minimum values required by law. A detailed statement of how AAL calculates Cash Values for the Certificate has been filed with the insurance department of the state or district where this Certificate was delivered.



REPORTS TO OWNERS

At least once each Certificate year, AAL will send you a report concerning the current status of your Certificate. There is no charge for this report.

Upon your request, AAL will send you an illustration of hypothetical values for the Certificate. AAL may charge a reasonable fee for each illustration requested.


We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.


Confirmation notices will be sent during the year for certain Certificate transactions.

MEMBERSHIP

For Insureds Issue Age 15 and under, the Insured will become a benefit member of AAL. For Insureds Issue Age 16 and over, the person who applied for membership is a benefit member of AAL. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.

OWNERSHIP


For Insureds Issue Age 15 and under, the Insured is the Owner of the Certificate, unless ownership has been transferred. Because of age, the Insured cannot exercise the rights of ownership. Therefore, the person who applied for this Certificate will have control over ownership rights, except for transfer of ownership, until the Insured gains control of the Certificate. For Insureds Issue Age 16 and over, the person who is named as the Owner on the application for insurance is the Owner, unless ownership has been transferred.


If you are the Owner of the Certificate but you are not the Insured, you should name a successor Owner who will become the Owner if you die before the Insured. If you die before the Insured and there is no successor Owner named, ownership of the Certificate will pass to your estate.

During the Insured's lifetime, you may transfer ownership of the Certificate by sending a signed written request to AAL. The transfer must be approved by AAL before it is valid.


BENEFICIARY

The Beneficiary is the person, entity or organization named to receive the Death Benefit after the Insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.

If no Beneficiary has been named or survives the Insured, AAL will pay the proceeds as follows:

         - to your estate if you are the Insured; or

         - to you if you are not the Insured.

During the Insured's lifetime, you may change the Beneficiary by sending a signed written request to AAL. The change must be approved by AAL before it is valid.


COLLATERAL ASSIGNMENT

You may assign the Certificate as collateral security for a loan or other obligation. This may limit your rights to the Cash Value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our home office. AAL assumes no responsibility as to the validity of any assignment. AAL is not liable for any payment made or any other action taken on the Certificate before the assignment was recorded at our home office.

Any Certificate loan obtained before an assignment is recorded at our home office has priority over the assignment.

RIGHTS RESERVED BY AAL

Subject to applicable law, AAL reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificate. AAL will obtain, when required, the necessary Owner approval or regulatory approval. Examples of the changes AAL may make include, but are not limited to:

          - To operate the Variable Account in any form permitted under the 1940 Act or in any other form permitted by law.

          - To add, delete, combine, or modify Subaccounts in the Variable Account.

          - To add, delete, or substitute, for the portfolio shares held in any Subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law.

          - To make any amendments to the Certificates necessary for the Certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.



DIRECTORS AND OFFICERS


Our Board of Directors decides matters of general policy and reviews the activities of AAL and the Officers who conduct and supervise the daily business operations.

AAL's Directors and Officers, and their principal occupations during the past five years are:

Herbert J. Arkebauer                 Professor, Southwest Missouri       Director since 6/72
                                     State University

Raymond G. Avischious                President and CEO, Shurfine Central Director since 5/77
                                     Corp.

Richard E. Beumer                    President and CEO, Sverdrup         Director since 2/87
                                     Corporation

Kenneth Daly                         Partner, KPMG Peat Marwick LLP      Director since 2/94

Elizabeth A. Duda                    None                                Director since 5/79

Edward A. Engel                      President, E. A. Engel &            Director since 11/78
                                     Associates

Gary J. Greenfield                   President, Wisconsin Lutheran       Director since 1/93
                                     College



Robert H. Hoffman                    Executive, Taylor Corp.             Director since 2/87

Robert E. Long                       Senior Vice President, Park Bank    Director since 2/82

Robert B. Peregrine                  Attorney, Peregrine Law offices,    Director since 2/78
                                     S.C.

Paul D. Schrage                      Senior Executive Vice President and Director since 1/98
                                     Chief Marketing Officer, McDonald's
                                     Corporation

James H. Scott                       Principal, Miller Anderson          Director since 6/98
                                     & Shernerd;
                                     Vice President, Corporate Secretary and
                                     Assistant Treasurer, Texas Utilities
                                     Company

Kathi P. Seifert                     Group President, Kimberly Clark     Director since 12/94
                                     Corp.

Roger G. Wheeler                     President, Wheel-Air, Inc.,         Director since 8/91
                                     Wheel-Air Charter, Inc.

E. Marlene Wilson                    President, Volunteer Management     Director since 6/81
                                     Associates

Rev. Thomas R. Zehnder               President, Florida-Georgia          Director since 1/97
                                     District, Lutheran Church
                                     Missouri Synod

Richard L. Gunderson                                                     Chairman of the Board since 1/95,
                                                                         Director since 9/85, Chief Executive Officer from
                                                                         1/87 to 1/97 and President from 9/85 to 12/95

John O. Gilbert                                                          Chief Executive Officer since 1/97, Director since 1/96,
                                                                         President since 12/95, Chief Operating Officer from 12/95
                                                                         to 12/96, Executive Vice President from 1/95 to 12/95 and
                                                                         Senior Vice President from 1/92 to 1/95



Roger J. Johnson                                                         Executive Vice President since 3/97 and
                                                                         Senior Vice President from 12/86 to 3/97


Ronald G. Anderson                                                       Senior Vice President and Chief
                                                                         Investment Officer since 4/96;
                                                                         President since 1/97, AAL Capital Management Corporation;
                                                                         Vice President from 3/95 to 4/96, General Re Corp.;
                                                                         Chairman from 1/91 to 3/95, General Re Financial Products
                                                                         Corp.

Woodrow E. Eno                                                           Senior Vice President, Secretary and
                                                                         General Counsel since 1/96;
                                                                         Vice President from 5/93 to 1/96, AEGON

Steven A. Weber                                                          Senior Vice President since 11/95 and
                                                                         Vice President from 2/89 to
                                                                         11/95


Jerome Laubenstein                                                       Senior Vice President since 11/95 and
                                                                         Vice President from 1/78 to 11/95


Fred Ohlde                                                               Senior Vice President since 11/95,
                                                                         Vice President from 5/93 to 11/95 and
                                                                         Second Vice President from 3/88 to 5/93

Walter S. Rugland                                                        Executive Vice President and Chief Operating Officer
                                                                         since 7/98; Equity Principal from 11/75 to 6/98,
                                                                         Milliman & Robertson, Inc.





FEDERAL TAX MATTERS

VARIABLE ACCOUNT TAX STATUS


Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code (the Code) presently imposes no applicable tax. However, AAL reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.


LIFE INSURANCE QUALIFICATION


Section 7702 of the Code includes a definition of life insurance for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. AAL believes that the Certificate meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h), discussed below, are satisfied, (a) Death Benefits paid under the Certificate should generally be excluded from the gross income of the Beneficiary for federal income tax purposes under Section 101(a)(1) of the Code and (b) You should not generally be taxed on the Cash Value under a Certificate, including increments thereof, prior to actual receipt.


AAL intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected Certificate holders and will be made only after advance written notice.

PRE-DEATH DISTRIBUTIONS

The taxation of pre-death distributions depends on whether the Certificate is considered a modified endowment contract (a MEC). A Certificate's qualification as a MEC is discussed below.

General Rules: Assuming a Certificate is not a MEC, upon surrender you will be taxed on the excess of Surrender Value plus unpaid Certificate loans and interest less gross premiums paid reduced by untaxed withdrawals.

Partial withdrawals are only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, partial withdrawals made within the first 15 years may be taxable in certain limited instances where the Surrender Value plus unpaid loans exceeds the total premiums paid less the untaxed portion of prior partial withdrawals.

Loans received under the Certificate, assuming the Certificate is not a MEC, will not be treated as subject to tax when taken. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest".


Modified  Endowment  Contracts:

A class of contracts known as "MECs" has been created under Section 7702A of the Code. Pre-death distribution rules for Certificates considered to be MECs will differ from the general rules above. A contract will be a MEC if it fails the "7-Pay Premium test". A Certificate fails this test if the amount paid into the Certificate in the first seven years or in the first seven years after a material change, exceeds the amount that would have been paid had the Certificate provided for the payment of seven level annual premiums. AAL will notify you if the Certificate becomes a MEC.


A MEC Certificate may be aggregated with other MECs purchased by you from AAL during any one calendar year for purposes of determining the taxable portion of withdrawals from the Certificate. The Certificate is subject to a 7-Pay Premium test during the first seven Certificate Years and any time a material change to the contract takes effect. A material change, for these purposes, includes the exchange of a life insurance Certificate for another, and conversion of a term life Certificate to a whole life or universal life Certificate. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate Years, or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first 7 Certificate Years, or during any pay test period, may also cause a Certificate to be considered a MEC.




All distributions, including Certificate loans and collateral assignments, from a MEC Certificate will be currently taxable to the extent that the Cash Value of the Certificate immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amount previously received). These rules may also apply to distributions made during the two year period prior to the time that a Certificate becomes a MEC. A penalty tax equal to 10% of the amount includible in income will also apply to certain surrenders or loans taken by you if you have not reached the age of 591/2, unless you are disabled, or the surrenders are part of a series of equal periodic payments made not less frequently than annually for your life or life expectancy. The penalty tax will also apply to income received on a surrender or loan if the Owner of a MEC is a corporation.


DIVERSIFICATION REQUIREMENTS

For the Certificate to be treated as a life insurance contract for federal income tax purposes, the Variable Account and the Fund must satisfy investment diversification requirements set forth in Section 817(h) of the Code and Treasury Department regulations thereunder. These requirements must be satisfied at the end of each calendar quarter, or within 30 days thereafter.

The AAL Variable Product Series Fund, Inc. has met the diversification requirements at all relevant items. AAL intends to take any action necessary to maintain the compliance of the Variable Account and the Fund with the diversification requirements. In addition, the Treasury Department may provide future guidance concerning the extent to which you may direct investments in variable funding options under the Certificate. If such guidance is issued, the Certificate may need to be modified to comply with it.

OTHER CONSIDERATIONS

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Certificate or the exercise of options under a Certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the Prospectus.

The preceding description is based upon AAL's understanding of current federal income tax law. AAL cannot assess the probability that changes in tax laws, particularly affecting life insurance, will be made.

The preceding comments do not take into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a Certificate or the exercise of elections under the Certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.

LITIGATION

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the Certificates, to which the Variable Account, AAL or the principal underwriter is a party to or to which the assets of the Variable Account are subject. As a fraternal benefit society offering certificates of insurance, AAL is ordinarily involved in litigation. AAL does not believe that any current litigation or administrative proceeding is material to its ability to meet its obligations under the Certificate or to the Variable Account, nor does AAL expect to incur significant losses from such actions.

DISTRIBUTION


AAL Capital Management Corporation, 222 West College Avenue, Appleton Wisconsin, 54919-0007 (AALCMC) is an indirect subsidiary of AAL and a registered broker-dealer. AALCMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Certificates. Certificates are distributed by Registered Representatives of AALCMC. AALCMC also serves as the principal underwriter of the AAL Variable Annuity and the AAL Mutual Funds. AALCMC's fiscal year operates on a calendar year basis.


ILLUSTRATIONS



The following tables illustrate how the Death Benefits, Cash Values, and Surrender Values of a hypothetical Certificate could vary over an extended period of time, assuming hypothetical rates of return equivalent to constant gross annual rates of 0%, 8%, and 12%.



The Certificates illustrated include the following:


1. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Current Rates

2. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Guaranteed Rates

3. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Current Rates

4. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Guaranteed Rates




The values would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, or 12% over a period of years, but also fluctuated above or below those averages for individual Certificate years. The illustrations assume no Certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.


The second column of each table, labeled "Premiums Accumulated at 5%", shows the amount which would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.


The amounts shown for Death Benefits, Cash Values, and Surrender Values reflect the fact that the net investment return on the Certificate is lower than the gross investment return on the Variable Account. This results from the charges levied against the Variable Account (e.g. the mortality and expense risk charge) as well as the premium charge, administrative charges and Surrender Charges. The difference between the Cash Value and the Surrender Value is the Surrender Charge.



The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Certificate. The amounts shown at the end of each Certificate year reflect a daily investment advisory fee equivalent to an annual rate of .42% of the aggregate average daily net assets of the Subaccounts. This hypothetical rate is representative of the average maximum advisory fee applicable to the portfolios in which the Subaccount invests. Actual fees may vary by Subaccount and are subject to agreements by the sponsor to waive or otherwise reimburse each Fund for operating expenses which exceed certain limits. This reimbursement is further described elsewhere in these Prospectuses. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.



The effect of these investment management expenses on a 0% gross rate of return would result in a net rate of return of (0.42)%, on 8% it would be 7.58%, and on 12% it would be 11.58%.


The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the Death Benefits, Cash Values, and Surrender Values shown.


AAL will furnish, upon request, a comparable illustration based on the proposed Insured's Issue Age, Risk Class, Sex, Specified Amount, Death Benefit Option and premium amount requested.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                            Based on Current Charges

                  Issue Age  - 40
                  Risk Class - Standard Nonsmoker
                  Death Benefit Option - Level
                  Specified Amount  -  $250,000
                  Sex -  Male
                  Annual Premium    -  $2,375


   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of


    Year        Paid            at 5%               0%                8%                12%
------------------------------------------------------------------------------------------------------------------------------------
     1            $2,375            $2,494          $250,000          $250,000          $250,000
     2            $2,375            $5,112          $250,000          $250,000          $250,000
     3            $2,375            $7,862          $250,000          $250,000          $250,000
     4            $2,375           $10,748          $250,000          $250,000          $250,000
     5            $2,375           $13,780          $250,000          $250,000          $250,000
     6            $2,375           $16,962          $250,000          $250,000          $250,000
     7            $2,375           $20,304          $250,000          $250,000          $250,000
     8            $2,375           $23,813          $250,000          $250,000          $250,000
     9            $2,375           $27,497          $250,000          $250,000          $250,000
     10           $2,375           $31,366          $250,000          $250,000          $250,000
     15           $2,375           $53,812          $250,000          $250,000          $250,000
     20           $2,375           $82,458          $250,000          $250,000          $250,000
     25           $2,375          $119,019          $250,000          $250,000          $250,000
     30           $2,375          $165,682          $250,000          $250,000          $389,705

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of


    Year        Paid              0%                8%                12%               0%           8%             12%

     1            $2,375           $1,454            $1,602             $1,676               $0           $0              $0
     2            $2,375           $2,851            $3,271             $3,490               $1         $421            $640
     3            $2,375           $4,189            $5,009             $5,455           $1,339       $2,159          $2,605
     4            $2,375           $5,678            $7,041             $7,812           $3,186       $4,549          $5,320
     5            $2,375           $7,126            $9,187            $10,399           $4,991       $7,052          $8,264
     6            $2,375           $8,558           $11,483            $13,270           $6,781       $9,706         $11,493
     7            $2,375           $9,974           $13,937            $16,454           $8,554      $12,517         $15,034
     8            $2,375          $11,308           $16,495            $19,920          $10,245      $15,432         $18,858
     9            $2,375          $12,605           $19,208            $23,745          $11,900      $18,503         $23,040
     10           $2,375          $13,863           $22,087            $27,966          $13,516      $21,740         $27,619
     15           $2,375          $19,293           $39,139            $56,528          $19,293      $39,139         $56,528
     20           $2,375          $23,175           $62,777           $105,716          $23,175      $62,777        $105,716
     25           $2,375          $23,514           $94,292           $190,210          $23,514      $94,292        $190,210
     30           $2,375          $16,411          $135,878           $335,953          $16,411     $135,878        $335,953


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                           Based on Maximum Charges


                  Issue Age   - 40
                  Risk Class - Standard Nonsmoker
                  Death Benefit Option - Level
                  Specified Amount  -  $250,000
                  Sex -  Male
                  Annual Premium    -  $2,375


   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of


    Year        Paid            at 5%               0%                8%                12%

     1            $2,375            $2,494          $250,000          $250,000          $250,000
     2            $2,375            $5,112          $250,000          $250,000          $250,000
     3            $2,375            $7,862          $250,000          $250,000          $250,000
     4            $2,375           $10,748          $250,000          $250,000          $250,000
     5            $2,375           $13,780          $250,000          $250,000          $250,000
     6            $2,375           $16,962          $250,000          $250,000          $250,000
     7            $2,375           $20,304          $250,000          $250,000          $250,000
     8            $2,375           $23,813          $250,000          $250,000          $250,000
     9            $2,375           $27,497          $250,000          $250,000          $250,000
     10           $2,375           $31,366          $250,000          $250,000          $250,000
     15           $2,375           $53,812          $250,000          $250,000          $250,000
     20           $2,375           $82,458          $250,000          $250,000          $250,000
     25           $2,375          $119,019          $250,000          $250,000          $250,000
     30           $2,375          $165,682                $0          $250,000          $315,729

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of


     Year        Paid              0%                8%               12%                0%           8%             12%


     1            $2,375           $1,452            $1,599             $1,673               $0           $0              $0
     2            $2,375           $2,843            $3,262             $3,481               $0         $412            $631
     3            $2,375           $4,174            $4,992             $5,436           $1,324       $2,142          $2,586
     4            $2,375           $5,631            $6,986             $7,753           $3,138       $4,494          $5,260
     5            $2,375           $7,019            $8,064            $10,267           $4,884       $6,929          $8,132
     6            $2,375           $8,332           $11,223            $12,990           $6,554       $9,445         $11,212
     7            $2,375           $9,564           $13,463            $15,942           $8,144      $12,043         $14,522
     8            $2,375          $10,714           $15,787            $19,145           $9,652      $14,725         $18,082
     9            $2,375          $11,775           $18,196            $22,621          $11,070      $17,491         $21,916
     10           $2,375          $12,743           $20,689            $26,397          $12,395      $20,342         $26,050
     15           $2,375          $15,740           $34,230            $50,689          $15,740      $34,230         $50,689
     20           $2,375          $14,659           $50,067            $89,889          $14,659      $50,067         $89,889
     25           $2,375           $5,894           $66,203           $154,245           $5,894      $66,203        $154,245
     30           $2,375               $0           $79,108           $267,285               $0      $79,108        $267,285


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                            Based on Current Charges



                 Issue Age   - 40
                 Risk Class - Standard Nonsmoker
                 Death Benefit Option - Variable
                 Specified Amount  -  $250,000
                 Sex  -  Male
                 Annual Premium    -  $2,375


   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of


    Year        Paid            at 5%               0%                8%                12%

     1            $2,375            $2,494          $251,450          $251,597          $251,671
     2            $2,375            $5,112          $252,838          $253,257          $253,475
     3            $2,375            $7,862          $254,164          $254,979          $255,422
     4            $2,375           $10,748          $255,363          $256,988          $257,752
     5            $2,375           $13,780          $257,062          $259,102          $260,301
     6            $2,375           $16,962          $258,469          $261,357          $263,120
     7            $2,375           $20,304          $259,854          $263,759          $266,238
     8            $2,375           $23,813          $261,151          $266,249          $269,614
     9            $2,375           $27,497          $262,406          $268,880          $273,324
     10           $2,375           $31,366          $263,617          $271,657          $277,400
     15           $2,375           $53,812          $268,696          $287,779          $304,468
     20           $2,375           $82,458          $271,950          $309,059          $349,184
     25           $2,375          $119,019          $271,228          $334,790          $420,627
     30           $2,375          $165,682          $262,573          $361,798          $532,125

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of


    Year        Paid              0%                8%               12%                0%           8%             12%

     1            $2,375           $1,450            $1,597             $1,671               $0           $0              $0
     2            $2,375           $2,838            $3,257             $3,475               $0         $407            $625
     3            $2,375           $4,164            $4,979             $5,422           $1,314       $2,129          $2,572
     4            $2,375           $5,636            $6,988             $7,752           $3,144       $4,495          $5,260
     5            $2,375           $7,062            $9,102            $10,301           $4,927       $6,967          $8,166
     6            $2,375           $8,469           $11,357            $13,120           $6,691       $9,579         $11,343
     7            $2,375           $9,854           $13,759            $16,238           $8,434      $12,339         $14,818
     8            $2,375          $11,151           $16,249            $19,614          $10,089      $15,187         $18,551
     9            $2,375          $12,406           $18,880            $23,324          $11,701      $18,175         $22,619
     10           $2,375          $13,617           $21,657            $27,400          $13,269      $21,310         $27,053
     15           $2,375          $18,696           $37,779            $54,468          $18,696      $37,779         $54,468
     20           $2,375          $21,950           $59,059            $99,184          $21,950      $59,059         $99,184
     25           $2,375          $21,228           $84,790           $170,627          $21,228      $84,790        $170,627
     30           $2,375          $12,573          $111,798           $282,125          $12,573     $111,798        $282,125


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.


                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                           Based on Maximum Charges



                  Issue Age   - 40
                  Risk Class - Standard Nonsmoker
                  Death Benefit Option - Variable
                  Specified Amount  -  $250,000
                  Sex -  Male
                  Annual Premium    -  $2,375


   End of                      Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate                  Accumulated            Hypothetical Gross Annual Investment
                                                    Return of


    Year      Premiums          at 5%               0%                8%                12%

     1            $2,375            $2,494          $251,447          $251,595          $251,668
     2            $2,375            $5,112          $252,831          $253,248          $253,466
     3            $2,375            $7,862          $254,149          $254,961          $255,403
     4            $2,375           $10,748          $255,588          $256,933          $257,692
     5            $2,375           $13,780          $256,954          $258,977          $260,166
     6            $2,375           $16,962          $258,237          $261,090          $262,832
     7            $2,375           $20,304          $259,434          $263,269          $265,707
     8            $2,375           $23,813          $260,541          $265,516          $268,807
     9            $2,375           $27,497          $261,551          $267,825          $272,147
     10           $2,375           $31,366          $262,459          $270,195          $275,746
     15           $2,375           $53,812          $265,003          $282,518          $298,084
     20           $2,375           $82,458          $263,133          $295,097          $330,973
     25           $2,375          $119,019          $253,487          $303,437          $376,416
     30           $2,375          $165,682          $250,000          $299,139          $435,850



   End of
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate                       Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of

    Year        Premiums          0%                8%                12%               0%           8%             12%

     1            $2,375           $1,447            $1,594             $1,668               $0           $0              $0
     2            $2,375           $2,831            $3,248             $3,466               $0         $398            $616
     3            $2,375           $4,149            $4,961             $5,403           $1,299       $2,111          $2,553
     4            $2,375           $5,588            $6,933             $7,692           $3,096       $4,440          $5,200
     5            $2,375           $6,954            $8,977            $10,166           $4,819       $6,842          $8,031
     6            $2,375           $8,237           $11,090            $12,832           $6,460       $9,312         $11,055
     7            $2,375           $9,434           $13,269            $15,707           $8,014      $11,849         $14,287
     8            $2,375          $10,541           $15,516            $18,807           $9,478      $14,453         $17,744
     9            $2,375          $11,551           $17,825            $22,147          $10,846      $17,120         $21,442
     10           $2,375          $12,459           $20,195            $25,746          $12,111      $19,847         $25,399
     15           $2,375          $15,003           $32,518            $48,084          $15,003      $32,518         $48,084
     20           $2,375          $13,133           $45,097            $80,973          $13,133      $45,097         $80,973
     25           $2,375           $3,487           $53,437           $126,416           $3,487      $53,437        $126,416
     30           $2,375               $0           $49,139           $185,850               $0      $49,139        $185,850


The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 8%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.


THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

LEGAL AND ACTUARIAL MATTTERS

The legal validity of the Certificates described in this Prospectus has been passed upon by Mark J. Mahoney, Esq. of the law department of AAL

Actuarial matters in this prospectus have been examined by David C. Vanden Heuvel FSA, MAAA Director and Associate Actuary , for AAL. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.




EXPERTS


The consolidated financial statements of Aid Association for Lutherans at December 31, 1997 and 1996, appearing in this Prospectus and registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


FINANCIAL STATEMENTS
The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the Certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in any Variable Account.



The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1997. AAL does not prepare financial statements more often than annually in the form required to be included in a Prospectus and believes that any incremental benefit to prospective Certificate Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 1997 and the date of this Prospectus.


The financial statements of AAL, and the accompanying Report of Independent Auditors were previously filed and are incorporated by reference from the registration statement filed on Form S-6 on March 31, 1998 by registrant (file nos. 333-31011, 811-08289).



Part II


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of Aid Association for Lutherans do provide for the indemnification of officers, directors, employees or agents of the Company.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

AAL represents that the fees and charges deducted under the Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     Cross Reference Sheet
     The prospectus consisting of ___ pages. Undertaking to file reports. Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     The signatures.
     Written consents of the following persons:
         Mark J. Mahoney, Esq.
         Quarles & Brady
         Ernst & Young LLP
         David C. Vanden Heuvel, Actuary


     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:




1.A.
          (1) Resolution of the Board of Directors of Aid Association for Lutherans establishing AAL Variable Life Account I*

          (2)  Not Applicable

          (3)  (a)   Underwriting Agreement****
               (b)   Distribution Agreement (Registered Representative
                     Contract)****
               (c)   Schedule of Sales Commissions****

          (4)  Not applicable

          (5)  (a)    Specimen Flexible Premium Variable Universal Life
                      Insurance Certificates*
               (b)    Certificate Riders and Endorsements*
               (c)    Application Forms (Adult and Juvenile)****


          (6)  (a)    Articles of  Incorporation  of Aid Association for
                      Lutherans*
               (b)    By-laws of Aid Association for Lutherans***

          (7) Not applicable

          (8) Participation agreement**

          (9) Not applicable

          (10) Not applicable
               B.   Not applicable
               C.   Not applicable

2. Opinion and consent of Mark J. Mahoney, Esq., as to the legality of the securities being registered **

3.   Not applicable

4.   Not applicable

5.   Not applicable

6. Opinion and consent of David C. Vanden Heuvel, FSA, MAAA Director and Associate Actuary, as to actuarial matters pertaining to the securities being registered

7.
          (a)  Consent of Ernst & Young LLP, Independent Accountants
          (b)  Consent of Quarles and Brady


Powers of Attorney*
Power of Attorney for James H. Scott


* Incorporated by reference from the registration statement filed on Form S-6 on July 10, 1997 by registrant (file numbers 333-31011, 811-08289)

** Incorporated by reference from the registration statement filed on Form S-6 on November 20, 1997 by registrant (file numbers 333-31011, 811-08289)

*** Incorporated by reference from the registration statement filed on Form N-4 on February 27, 1998 by AAL Variable Account I (file numbers 33-82054, 811-8660)


**** Incorporated by reference from the registration statement filed on Form S-6 on March 31, 1998 by registrant (file nos. 333-31011, 811-08289)






SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Appleton and State of Wisconsin on the 27th day of August, 1998.


                          Aid Association for Lutherans
                             Variable Life Account I
                                  (Registrant)

                        By: Aid Association for Lutherans
                                   (Depositor)

Attest:  Woodrow E. Eno                               John O. Gilbert


/s/ Woodrow E. Eno                                /s/ John O. Gilbert
-------------------------                         -------------------------
Senior Vice President,                            President and Chief
Secretary and General Counsel                     Executive Officer
                                                  Aid Association for Lutherans

Pursuant to the requirements of the Securities Act of 1933, Aid Association for Lutherans has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Appleton and the State of Wisconsin, on the 27th day of August, 1998.


                          Aid Association for Lutherans



Attest:    Woodrow E. Eno                   By:   Robert Lyle


/s/ Woodrow E. Eno                                /s/ Robert Lyle
-------------------------                         ---------------------------
Senior Vice President,                            Vice President and Actuary
Secretary and General Counsel                     Aid Association for Lutherans





Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


/s/ John O. Gilbert                     President and Chief Executive Officer
---------------------------------       (Principal Executive Officer)
John O. Gilbert
August 27, 1998

/s/ Ronald G. Anderson                  Chief Financial Officer
---------------------------------
Ronald G. Anderson
August 27, 1998

/s/ Carl Rudolph                        (Principal Financial Officer,
-----------------------------------     Principal Accounting Officer)
Carl Rudolph
August 27, 1998


All of the Board of Directors:

-----------------------------------
Herbert J. Arkebauer

-----------------------------------
Raymond G. Avischious

-----------------------------------
Richard E. Beumer

-----------------------------------
Kenneth Daly

-----------------------------------
Elizabeth A. Duda

-----------------------------------
Edward A. Engel

-----------------------------------
Gary J. Greenfield

-----------------------------------
Richard L. Gunderson

/s/ John O. Gilbert
-----------------------------------
John O. Gilbert

-----------------------------------
Robert H. Hoffman

-----------------------------------
Rev. Thomas R. Zehnder

-----------------------------------
Robert E. Long

-----------------------------------
Robert B. Peregrine

-----------------------------------
Paul D. Schrage

-----------------------------------
Kathi P. Seifert

-----------------------------------
Roger G. Wheeler

-----------------------------------
 E.   Marlene Wilson

-----------------------------------
James H. Scott


John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.


/s/ John O. Gilbert                August 27, 1998
----------------------------------
John O. Gilbert


Pursuant to the requirements of the Investment Company Act of 1940, the Depositor of the Registrant has caused this Registration Statement to be duly signed on behalf of the Registrant in the City of Appleton, and the State of Wisconsin on the 27th day of August, 1998.



                           AAL Variable Life Account I
                              (Name of Registrant )

                        By: Aid Association for Lutherans
                               (Name of Depositor)


                          By: /s/ John O. Gilbert
                              -------------------------------
                  Typed Name: John O. Gilbert




Attest: Woodrow E. Eno

/s/ Woodrow E. Eno
---------------------------

Exhibit Index

1.A.
          (1) Resolution of the Board of Directors of Aid Association for Lutherans establishing AAL Variable Life Account I*

          (2)  Not Applicable


          (3)  (a)   Underwriting Agreement****
               (b)   Distribution Agreement (Registered Representative
                     Contract)****
               (c)   Schedule of Sales Commissions****

          (4)  Not applicable

          (5)  (a)    Specimen Flexible Premium Variable Universal Life
                      Insurance Certificates*
               (b)    Certificate Riders and Endorsements*
               (c)    Application Forms (Adult and Juvenile)****


          (6)  (a)    Articles of  Incorporation  of Aid Association for
                      Lutherans*
               (b)    By-laws of Aid Association for Lutherans***

          (7) Not applicable

          (8) Participation agreement**

          (9) Not applicable

          (10) Not applicable
               B.   Not applicable
               C.   Not applicable

2. Opinion and consent of Mark J. Mahoney, Esq., as to the legality of the securities being registered **

3.   Not applicable

4.   Not applicable

5.   Not applicable

6. Opinion and consent of David C. Vanden Heuvel, FSA, MAAA Director and Associate Actuary, as to actuarial matters pertaining to the securities being registered

7.
          (a)  Consent of Ernst & Young LLP, Independent Accountants
          (b)  Consent of Quarles and Brady


Powers of Attorney*
Power of Attorney for James H. Scott


* Incorporated by reference from the registration statement filed on Form S-6 on July 10, 1997 by registrant (file numbers 333-31011, 811-08289)

** Incorporated by reference from the registration statement filed on Form S-6 on November 20, 1997 by registrant (file numbers 333-31011, 811-08289)

*** Incorporated by reference from the registration statement filed on Form N-4 on February 27, 1998 by AAL Varable Account I (file numbers 33-82054, 811-8660)


**** Incorporated by reference from the registration statement filed on Form S-6 on March 31, 1998 by registrant (file nos. 333-31011, 811-08289)